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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JUNE 5, 2002

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MARYLAND                     -------                  04-3474810
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)         (IRS EMPLOYER
    OF INCORPORATION)                 001-31297             IDENTIFICATION NO.)

           535 BOYLSTON STREET                                    02116
          BOSTON, MASSACHUSETTS                                 (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (617) 247-2200
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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Item 5.  Other Events

         Following the issuance of a press release on June 5, 2002, announcing the Company's results for the first quarter ended March 31, 2002, the Company intends to make available certain supplemental operating and financial data regarding the Company's operations that is too voluminous for a press release. The Company is attaching this supplemental operating and financial data as Exhibit 99.1 and the press release as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1 Heritage Property Investment Trust, Inc. Supplemental Operating and Financial Data for the quarter ended March 31, 2002.

99.2 Heritage Property Investment Trust, Inc. press release dated June 5, 2002 for the quarter ended March 31, 2002.

Item 9. Regulation FD Disclosure

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Operating and Financial Data for the quarter ended March 31, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              HERITAGE PROPERTY INVESTMENT TRUST, INC.

                              /s/Thomas C. Prendergast
                              --------------------------------------------
                              Thomas C. Prendergast
                              Chairman, President and Chief Executive Officer


                                 /s/David G. Gaw
                              --------------------------------------------
                                  David G. Gaw
                              Senior Vice President, Chief Financial
                              Officer and Treasurer


Dated:  June 5, 2002